                                                                   EXHIBIT 10.38


                                 LOAN AGREEMENT

                                 BY AND BETWEEN

                        RAMCO-GERSHENSON PROPERTIES, L.P.

                                       AND

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY



































                                                               Loan No.  158186


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                                TABLE OF CONTENTS


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                                                                                                                Page #
                                                     ARTICLE I
                  DEFINITIONS.....................................................................................1

                                                     ARTICLE 2
                  THE LOAN........................................................................................2

Section 2.1       Loan............................................................................................2

Section 2.2       Loan Documents..................................................................................2

                                                     ARTICLE 3
                   REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS..........................................2

Section 3.1       No Consent Required.............................................................................2

Section 3.2       No Conflicting Law or Agreement.................................................................2

Section 3.3       Binding Obligations.............................................................................2

Section 3.4       Filing Fees.....................................................................................2

Section 3.5       Further Assurances..............................................................................2

Section 3.6       Name............................................................................................3

Section 3.7       Chief Executive Office..........................................................................3

Section 3.8       Notice of Certain Events........................................................................3

Section 3.9       Full and Faithful Disclosure....................................................................3

Section 3.10      Financial Statements and Reports................................................................3

Section 3.11      Impairment of Business or Property..............................................................3

Section 3.12      Maintenance of Premises.........................................................................3

Section 3.13      Utilities.......................................................................................3

Section 3.14      No Defaults.....................................................................................3

Section 3.15      Disclosure of Litigation........................................................................4

Section 3.16      Payment of Obligations..........................................................................4

Section 3.17      Certifications by Borrower......................................................................4

Section 3.18      Use of Lender's Name............................................................................4

Section 3.19      Notice to Lender Upon Perceived Breach..........................................................4

Section 3.20      Prohibition Against Removal or Material Alteration..............................................4

                                                     ARTICLE 4
                                                TAXES AND INSURANCE...............................................4

Section 4.1       Taxes; Governmental Charges.....................................................................4

Section 4.2       Taxes and Other Encumbrances....................................................................4

Section 4.3       Tax and Insurance Deposits......................................................................4

Section 4.4       Insurance Coverages.............................................................................5

                                                     ARTICLE 5
                                     DAMAGE OR DESTRUCTION; INSURANCE PROCEEDS....................................5

Section 5.1       Notice..........................................................................................5

Section 5.2       Assignment of Insurance Proceeds, Authority to Settle Claims....................................5

Section 5.3       Lender's Election Regarding Insurance Proceeds..................................................5

Section 5.4       Destruction.....................................................................................5

Section 5.5       Application of Proceeds.........................................................................5


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


Section 5.6       Restoration.....................................................................................6

Section 5.7       Payment of Deposited Funds......................................................................6

Section 5.8       Application of Insurance Proceeds in Event of Default...........................................6

                                                     ARTICLE 6
                                        EMINENT DOMAIN; CONDEMNATION AWARDS.......................................6

Section 6.1       Notice..........................................................................................6


Section 6.2       Assignment of Condemnation Awards...............................................................6

Section 6.3       Total Taking....................................................................................6

Section 6.4       Partial Taking - Lender's Election..............................................................7

Section 6.5       Abandonment; Failure of Borrower to Respond to Offer, etc.......................................7

Section 6.6       Application of Proceeds.........................................................................7

Section 6.7       Expenses........................................................................................7

Section 6.8       Application of Condemnation Awards in Event of Default..........................................7

                                                     ARTICLE 7
                                               ENVIRONMENTAL MATTERS..............................................7

Section 7.1       Environmental Indemnity Agreements..............................................................7

Section 7.2       Entry Upon Premises.............................................................................7

                                                     ARTICLE 8
                                               DEFAULTS AND REMEDIES..............................................7

Section 8.1       Events of Default...............................................................................7

Section 8.2       Remedies........................................................................................8

Section 8.3       Additional Amount Due After Acceleration........................................................8

Section 8.4       Remedies Not Exclusive..........................................................................8

                                                     ARTICLE 9
                                             MISCELLANEOUS PROVISIONS.............................................8

Section 9.1       Right to Inspect; Right to Require Management Agent.............................................8

Section 9.2       No Effect on Liability..........................................................................8

Section 9.3       Renewal, Extension or Rearrangement.............................................................8

Section 9.4       No Marshalling of Assets........................................................................8

Section 9.5       Transfer of Loan................................................................................8

Section 9.6       Notices.........................................................................................8

Section 9.7       Joint and Several Liability.....................................................................9

Section 9.8       Severability....................................................................................9

Section 9.9       Binding Effect; No Assignment...................................................................9

Section 9.10      Entire Agreement................................................................................9

Section 9.11      Counterparts....................................................................................9

Section 9.12      Negotiated Document.............................................................................9

Section 9.13      Not Partners; No Third Party Beneficiaries......................................................9

Section 9.14      Governing Law...................................................................................9

Section 9.15      Modification Procedure..........................................................................9

Section 9.16      No Waiver.......................................................................................9

Section 9.17      Captions........................................................................................9

Section 9.18      Incorporation of Exhibits.......................................................................9

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

Section 9.19      Time of Essence.................................................................................9

Section 9.20      Gender and Number..............................................................................10

Section 9.21      Maximum Interest Payable.......................................................................10

Section 9.22      Payment by any Party...........................................................................10

Section 9.23      Fee for Services Rendered......................................................................10

Section 9.24      Indemnity; Lender's Expenses...................................................................10

Section 9.25      Jurisdiction...................................................................................10

Section 9.26      Waiver of Trial by Jury........................................................................10

Section 9.27      Additional Provisions..........................................................................10


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                                                                Loan No. 158186
                                 LOAN AGREEMENT


     THIS LOAN AGREEMENT ("Loan Agreement") is entered into as of the 17th of December, 1997, by and between RAMCO-GERSHENSON PROPERTIES, L.P., A DELAWARE LIMITED PARTNERSHIP ("Borrower"), and THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ("Lender"), an Indiana corporation.

                              W I T N E S S E T H:

     WHEREAS, Lender has agreed to extend credit to Borrower, on certain terms and conditions; and

     WHEREAS, one condition to Lender's agreement to extend credit to Borrower is that Lender and Borrower must enter into a comprehensive loan agreement setting forth the terms and conditions of the extension of credit to Borrower;

         NOW, THEREFORE, as an inducement to cause Lender to extend credit to Borrower. and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     As used in this Loan Agreement or in any Collateral Loan Document, the following capitalized terms shall have the following meanings, unless the context expressly requires otherwise:

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as it may be amended from time to time.

     "Collateral" means any and all Property now or hereafter securing the Obligations.

     "Collateral Loan Documents" means, collectively, the Commitment, this Loan Agreement, the Environmental Indemnity Agreements and the other documents (except for the Note and the Mortgage) listed in Section 2.2 hereof, and each writing furnished Lender in connection with this Loan Agreement, whenever delivered.
SEE EXHIBIT A, ADDITIONAL PROVISIONS, SECTION AL.

     "Commitment" means that certain letter of application dated July 21, 1997, submitted by Borrower with respect to the Loan, as modified by letter dated July 17, 1997, and further modified by letter dated August 1, 1997, and accepted by Lincoln Investment Management, Inc. on behalf of Lender on September 19, 1997.

     "Debt" means, with respect to any Person, all liabilities and obligations, contingent or otherwise, of that Person including, but not limited to, any nonrecourse obligations secured by Property of that Person.

     "Default" means the occurrence of any of the events specified in Section
8.1 hereof, as to which any requirement for notice or lapse of time (or both) has been satisfied.

     "Default Condition" means the occurrence of any of the events specified in
Section 8.1 hereof, in the Note. the Mortgage, or in any of the Collateral Loan Documents which, with the giving of notice or passage of time (or both) would constitute a Default hereunder.

     "Default Rate" means an interest rate equal to the lesser of four percentage points (4%) in excess of the Interest Rate (as defined in the Note) or the maximum rate of interest permissible under applicable law.

     "Encumbrance" means any interest in any Property in favor of one not the owner thereof, whether voluntary or involuntary, including, but not limited to,
(i) the lien or security interest arising from a deed of trust, mortgage, pledge, security agreement, conditional sale, capital lease, consignment, or bailment for security purposes, and (ii) reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases, and other title exceptions.

     "Environmental Indemnity Agreements" means, collectively, those certain environmental indemnity agreements described in Sections 2.2 and 7.1 hereof.

     "Financial Statements" means all balance sheets. income statements, and statements of cash flow for Borrower and any guarantors, delivered by Borrower and any guarantors of the Secured Indebtedness or of Borrower's obligations hereunder, to Lender prior to the date hereof or pursuant to the requirements hereof or of any Collateral Loan Document.

     "Guarantor" shall mean Ramco-Gershenson Properties Trust, a Massachusetts business trust (formerly known as RPS Realty Trust).

     "Hazardous Substances" shall have the meaning ascribed to that term in the Environmental Indemnity Agreements.

     "Improvements" means all structures, buildings and other improvements now upon or which may hereafter be put upon Ene Real Property (as more particularly defined in the Mortgage).

     "Lease" shall have the same meaning ascribed to that term in the Assignment of Leases, Rents and Profits of even date herewith.

     "Lender" means The Lincoln National Life Insurance Company, its successors and assigns.

     "Loan" means the loan to be made by Lender to Borrower pursuant to the Note and this Loan Agreement.

     "Note" means that certain note described in Section 2.2.

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     "Obligations" means all present and future Debts of Borrower to Lender, whether arising by contract, tort, guaranty, overdraft, or otherwise; whether or not the advances or events creating such Debts are presently foreseen; whether such Debt was originally payable to Lender or are acquired by Lender from another Person; and regardless of the class of the Debts, be they otherwise secured or unsecured. Without limiting the foregoing, the "Obligations" specifically include the obligation of Borrower under the Note, the Mortgage, and the Collateral Loan Documents to perform the covenants and agreements contained therein and in any modification, extension or amendment thereof.

     "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government, or any agency or political subdivision thereof, or any other form of entity.

     "Personal Property" means all fixtures and articles of property now or hereafter attached to or used or adopted for use in the operation of the Real Property or the Improvements (as more particularly defined in the Mortgage).

     "Premises" means the Real Property and any Improvements, Personal Property or Property located thereon.

     "Property" or "Properties" means any interest in any kind of property, whether real, personal, or mixed, or tangible or intangible.

     "Real Property" means that certain property described on Exhibit A to the Mortgage and all present and future fixtures, leases, rents, and other appurtenant rights.

     "Restoration" shall have the meaning ascribed to that term in Section 5.6 hereof.

     "Secured Indebtedness" means the indebtedness, now or hereafter secured by the Mortgage (as more particularly defined in the Mortgage).

                                    ARTICLE 2
                                    THE LOAN

     Section 2.1 Loan. Concurrently with the execution of this Loan Agreement, Lender shall make the Loan to Borrower on the terms set forth in the Note, the Mortgage, and the Collateral Loan Documents.

     Section 2.2 Loan Documents. Concurrently with the execution hereof, and as a condition to this Loan, Borrower shall deliver to Lender the following documents, all fully executed by the appropriate parties and in form and substance acceptable to Lender:

     (a) This Loan Agreement.

     (b) That certain Note made by Borrower in the original principal amount of Eight Million Five Hundred Thousand Dollars and No Cents ($8,500,000.00) payable to the order of Lender.

     (c) That certain Mortgage conveying to a mortgagee thereunder, the Premises described on Exhibit A thereto.

     (d) All U.C.C. Financing Statements to be filed with the appropriate governmental offices to perfect the security interests granted under the Mortgage and the Collateral Loan Documents.

     (e) One or more Environmental Indemnity Agreements executed by Borrower and Guarantor, dated December 17, 1997.

     (f) Such other documents, assignments, certificates, agreements, opinions, title insurance policies, environmental assessments, and indemnities as are required by Lender pursuant to the Commitment or as Lender may reasonably require, including without limitation, those documents, if any, shown on Exhibit A attached hereto and incorporated herein by this reference.

                                    ARTICLE 3
              REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS

     Borrower represents and wan-ants that, as of the date hereof, and Borrower covenants and agrees that during the term of this Loan Agreement while any portion of the Obligations remain unpaid or unsatisfied (and thereafter where expressly stated herein):

     Section 3.1 No Consent Required. Borrower's execution, delivery, and performance of the Note, the Mortgage, and the Collateral Loan Documents do not require the consent or approval of or the giving of notice to any Person which approval has not been duly obtained or which notice has not been duly given.

     Section 3.2 No Conflicting Law or Agreement. Borrower's execution, delivery and performance of the Note, the Mortgage, and the Collateral Loan Documents do not constitute a breach of or default under, and will not violate or conflict with, any provisions of the organizational or governing documents of Borrower; any contract, financing agreement, Lease, or other agreement to which Borrower is a party or by which its Properties may be affected; or any law, regulation, order, injunction, judgment, decree, or writ to which Borrower is subject or by which its Properties may be affected; nor will the same result in the creation or imposition of any Encumbrance upon any Properties of Borrower, other than those contemplated by the Note, the Mortgage, and the Collateral Loan Documents. Borrower shall not enter into any agreement which would be violated or breached by the performance by Borrower of its Obligations.

     Section 3.3 Binding Obligations. This Loan Agreement is, and the Note, the Mortgage, and the Collateral Loan Documents. when executed and delivered to Lender, will be, legal, valid and binding upon Borrower, enforceable in accordance with their respective terms.

     Section 3.4 Filing Fees. Borrower shall pay all filing, registration or recording fees, and all expenses incident to the execution and acknowledgment of the Note, the Mortgage, and the Collateral Loan Documents and any extension, amendment or renewal thereof.

     Section 3.5 Further Assurances. Borrower shall promptly cure, and ratify the cure of, any defects in the creation, issuance, and delivery of the Note, the Mortgage, and the Collateral Loan Documents. Borrower at its expense will execute (or cause to be executed) and deliver to Lender upon request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the covenants and agreements of Borrower in the Note, the Mortgage, or any of the Collateral Loan Documents, or to evidence further and to describe more fully any Collateral intended as security for the Obligations, or to correct any omissions in the Note, the Mortgage, or any of the Collateral Loan Documents, or to state more fully the Obligations and agreements set out in the Note, the Mortgage, or any of the Collateral Loan Documents, or to perfect, protect, or preserve any Encumbrances created pursuant to the Note, the Mortgage, or any of the Collateral Loan Documents, or to make any recordings, to file any notices, or to obtain any consents, all as may be reasonably necessary or appropriate in connection therewith.

     Section 3.6 Name. Borrower has not existed, been known under or done business under, nor shall Borrower exist, be known under or do business under any name other than the name used by Borrower in executing this Loan Agreement. Borrower has not registered or applied for registration nor shall Borrower register under any fictitious name statute of any state.

     Section 3.7 Chief Executive Office. Borrower's chief executive office is located at the address listed in Section 9.6 hereof and shall not be transferred to any other location outside of the county in which it is presently located without Lender's prior written consent.

     Section 3.8 Notice of Certain Events. Borrower shall promptly notify Lender if Borrower learns of the occurrence of (i) any event that constitutes a Default or a Default Condition together with a detailed statement of the steps being taken as a result thereof; (ii) any legal, judicial, or regulatory proceedings affecting Borrower which, if adversely determined, would have a material adverse effect on the business or the financial condition of Borrower; (iii) any dispute between Borrower and any government or regulatory authority or any other Person which, if adversely determined. might interfere with the normal business operations of Borrower or otherwise have a material adverse effect on Borrower, its business or Properties; (iv) any labor dispute to which Borrower may become a party, any strikes or walkouts affecting its operations, any demand for collective bargaining, and the expiration of any labor contract by which it may be bound; (v) any material change in the management of Borrower; (vi) any material adverse changes, either individually or in the aggregate, in the assets, liabilities, financial condition, business, operations, affairs, or circumstances of Borrower from those reflected in the Financial Statements or from the facts warranted or represented in any of the Collateral Loan Documents, or (vii) any material Default by Borrower under Debt to any party other than Lender.

     Section 3.9 Full and Faithful Disclosure. Borrower has fully advised Lender of all matters involving Borrower's financial condition. operations, Properties or industry that would be reasonably expected to have a material adverse effect on the financial condition, operations, Properties or prospects of Borrower. No information, exhibit, or report furnished or to be furnished by Borrower to Lender in connection with the Note, the Mortgage, or any of the Collateral Loan Documents contains. as of the date thereof, any misrepresentation of fact or fails to state any material fact. the omission of which would render the statements therein materially false or misleading.

     Section 3.10 Financial Statements and Reports.

     (a) The Financial Statements are complete and correct, have been prepared in accordance with recognized financial accounting standards which are consistently applied, and "present fairly the financial condition and results of operations of Borrower, and any guarantors. of the Secured Indebtedness as of the date and for the period stated therein. No material adverse change in the financial condition of Borrower or any guarantors of the Secured Indebtedness has occurred since the date of the Financial Statements. Borrower acknowledges that Lender has advanced (or shall advance) the Loan in reliance upon the Financial Statements.

     (b) Borrower shall furnish to the Lender or cause the Lender to receive all of the following, all of which must be in form and substance satisfactory to the
Lender:

     (i) Annual Reports. Within one hundred twenty (120) days after the end of each calendar year, Borrower shall furnish to Lender an annual financial and operating statement covering the Premises in such detail as may be required by Lender, such statements to be prepared by a certified public accountant approved by Lender (who need not be independent) and certified as true and correct by the Chief Financial Officer of the Guarantor, including therein (i) current rent mil (prepared in accordance with a format approved by Lender), (ii) gross income received, (iii) operating expenses (including but not limited to taxes, assessments, insurance premiums, repairs and maintenance. salaries and wages), and (iv) the net operating income and depreciation for federal income tax purposes and stated to have been prepaid on a basis consistent with prior years except as otherwise noted.

     (ii) Other Reports. From time to time, as may be reasonably requested by Lender, Borrower shall. with reasonable promptness, deliver to Lender interim rent rolls certified as true and correct by an officer or other authorized party of the Borrower, together with other pertinent information and dam regarding Borrower, its business operations and Properties.
SEE EXHIBIT A, ADDITIONAL PROVISIONS, SECTION A4.

     Section 3.11 Impairment of Business or Property. Neither the business nor the Property of Borrower is impaired as a result of any fire. explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of property, cancellation of contracts. permits, concessions by any domestic or foreign government or any agency thereof. riot, activities of armed forces or acts of God or of any public enemy.

     Section 3.12 Maintenance of Premises. Borrower shall maintain the Premises in good and workable condition at all times and make all repairs, replacements, additions, and improvements to the Premises reasonably necessary and proper to ensure that the business carried on in connection with the Premises may be conducted properly and efficiently at all times. including. without limitation, repairing, restoring, replacing or rebuilding any part of the Premises now or hereafter subject to the lien of the Mortgage which may be damaged or destroyed by any casualty whatsoever or which may be affected by any eminent domain or similar proceedings Borrower shall not in any manner commit or suffer any waste of the Premises. Borrower shall complete and pay, within a reasonable time, for any structure at any time in the process of construction on the Premises and shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions, limiting or defining the uses which may be made of the Premises or any part thereof.

     Section 3.13 Utilities. Borrower agrees to pay. or cause to be paid. when due all utility charges which are incurred for the benefit of the Premises or which may become a charge or lien against the Premises for energy, fuel, gas, electricity, water, or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

     Section 3.14 No Defaults. Borrower is not in default in any respect that affects its business, Properties, operations, or condition, financial or otherwise, under any indenture, mortgage, deed of mm, credit agreement, note, agreement, Lease, sale agreement or other instrument to which Borrower is a party or by which its Properties are bound. To the best of Borrower's knowledge, information and belief, no other party to any contract with Borrower is in default or breach thereof and no circumstances exist which, with the giving of notice and/or the passing of time would constitute such default or breach. As of the date hereof, no Default or Default Condition exists under the Note, the Mortgage, or any of the Collateral Loan Documents.

     Section 3.15 Disclosure of Litigation. There is no litigation other than personal injury claims, the defense of which has been assumed by Borrower's liability insurer and which can be resolved within applicable policy limits, arbitration, legal or administrative proceeding, tax audit. investigation, or other action of any nature pending or, to the knowledge of Borrower, threatened against, likely to be instituted against or affecting Borrower, any guarantor of the Secured Indebtedness or any of their respective Properties except as disclosed in the proxy materials of the Guarantor and/or the financial statements as provided to Lender. Neither Borrower nor any guarantor of the Secured Indebtedness is subject to any outstanding court or administrative order, writ or injunction. To the best of Borrower's knowledge, information and belief, no facts exist that give claims to third parties against Borrower or any guarantor of the Secured Indebtedness, except as disclosed in the Financial Statements.

     Section 3.16 Payment of Obligations. The Borrower shall pay, in lawful money of the United States, all sums due the Lender at the time and in the manner as set forth in the Note, the Mortgage, and in the Collateral Loan Documents.

     Section 3.17 Certifications by Borrower. Borrower, within ten (10) business days of request, made either personally or by mail, shall certify, by a writing duly acknowledged, to the Lender, or to any proposed assignee of this Loan Agreement, (1) the balance of the Obligations, including a breakdown of the principal and interest then owing on the Loan, (2) any offsets or defenses to payment of the Obligations, (3) a then current list of lessees of the Premises, if any. with beginning date and the term, minimum annual rent, amount of square footage and status of each Lease, and (4) a copy of each current Lease of the Premises.

     Section 3.18 Use of Lender's Name. Borrower shall not, without the prior written consent of Lender, use the name of Lender or the name of any affiliates of Lender in connection with any of Borrower's business or activities, except in connection with internal business matters, as required in making required securities law disclosure, in dealings with governmental agencies and financial institutions and to trade creditors of Borrower solely for credit reference purposes.

     Section 3.19 Notice to Lender Upon Perceived Breach. Borrower agrees to give Lender prompt written notice of any action or inaction by Lender in connection with this Loan Agreement or the Obligations that Borrower believes may be actionable against Lender or a defense to payment of Obligations for any reason, including, but not limited to. commission of a tort or violation of any contractual duty or duty implied by law.

     Section 3.20 Prohibition Against Removal or Material Alteration. No Improvements or other Property now or hereafter covered by the lien of the Mortgage or otherwise constituting the Premises shall be removed. demolished or materially altered or enlarged, nor shall any new improvements be constructed thereon, without the prior written consent of Lender except to the extent Borrower's tenants are entitled to do so under the terms of their leases, and except that Borrower shall have the right, without such consent, to remove and dispose of, free from the lien of the Mortgage, such Personal Property as from time to time may become worn out or obsolete, provided that either simultaneously with or prior to such removal any such Personal Property shall be replaced with other Personal Property of a value at least equal to that of the replaced Personal Property and free from any title retention or other security agreement or other encumbrance and from any reservation of title, and by such removal and replacement Borrower shall be deemed to have subjected such new Personal Property to the lien of the Mortgage and to have granted a security interest therein to Lender. Notwithstanding the foregoing, Borrower shall have the right to make improvements or alterations to the Premises provided the cost of any particular related improvements or alternations made by the Borrower (hereinafter, a "Project") does not exceed $100,000. For the purposes of this
Section 3.20, Borrower agrees to accept Lender's reasonable determination as to which improvements or alterations are sufficiently related in scope or in time so as to constitute a Project.


                                    ARTICLE 4
                               TAXES AND INSURANCE

     Section 4.1 Taxes; Governmental Charges. Borrower has filed or caused to be filed all tax returns and reports required to be filed. Borrower has paid, or made adequate provision for the payment of, all taxes that have or may have become due pursuant to such returns or otherwise, or pursuant to any assessment received by Borrower, except such taxes, if any. as are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided. Borrower knows of no proposed material tax assessment against it or any guarantor of the Secured Indebtedness and no extension of time for the assessment of federal, state or local taxes of Borrower or any guarantor of the Secured Indebtedness that is in effect or has been requested, except as disclosed in the Financial Statements. Borrower has made all required withholding deposits.

     Section 4.2 Taxes and Other Encumbrances. Borrower shall make due and timely payment or deposit of all federal, state and local taxes (including but not limited to FICA payments and withholding taxes), impositions, assessments (general or special) or contributions required of it by law, or levied on or assessed against the Premises, the Mortgage, the Note, the Obligations, or any interest of the Lender therein and execute and deliver to Lender. on demand. appropriate certificates attesting to the payment or deposit thereof. It is understood that, to the extent Borrower makes deposits with Lender for taxes and insurance. as provided in Section 4.3. Borrower shall be in compliance with this Section with respect to the deposited sums.

     Borrower may, in good faith and with due diligence, contest the validity or amount of such taxes or impositions; provided that (i) Borrower either pays in full the amount under protest in the manner allowed by law, or withholds payment thereof so long as such contest has the effect of preventing the sale or foreclosure of the Premises or any portion thereof, or (ii) Borrower notifies Lender in writing at least forty-five (45) days prior to the date such imposition will be increased by reason of penalties or interest of its intent to contest the same; and Borrower furnishes Lender with a letter of credit or with such other security, bond or indemnification as Lender may, in good faith, require for the final payment and discharge thereof. In the event of a ruling adverse to Borrower, Borrower shall promptly pay such tax or imposition, together with all interest and penalties.

     Section 4.3 Tax and Insurance Deposits. Borrower will pay to Lender, on the installment payment dates of the Note, until the Note and all other sums secured by the Mortgage are fully paid or until notification from Lender to the contrary, an amount equal to one-twelfth of the estimated annual insurance premiums, ad valorem property taxes and any special assessments ("Impound Payments"), assessments, and other charges due during the succeeding calendar year. Nothing contained herein shall cause Lender to be deemed a trustee of said funds, and no interest shall be allowed to Borrower on account of any deposit or deposits made hereunder and said deposits need not be kept separate and apart from any other funds of Lender. Borrower shall furnish to Lender at least thirty
(30) days before the date on which the same shall become due, insurance premium invoices and an official statement of the amount of said taxes and assessments next due, and Lender shall be entitled to rely on such invoices and statements, tax bills, etc. without inquiry into their accuracy or validity, and Lender shall pay said premium and charges but only if the amounts received from Borrower are sufficient. An official receipt therefor shall be conclusive evidence of such payment and of the validity of such charges. If such amounts received from Borrower are determined in good faith by Lender to exceed what is necessary to fully pay estimated Impound Payments as they become due, upon Borrower's written request but not more often than annually, Lender shall reduce the monthly payments required hereunder by an amount reasonably calculated to reduce the surplus funds on hand to an insignificant amount within the ensuing twelve (12) months. If such amounts received from Borrower are insufficient, Lender shall notify Borrower of the shortage whereupon Borrower will immediately deposit (with Lender) such needed funds within five (5) days after receipt of such notice. If Borrower shall fail to make such payment, Lender may elect to advance any needed funds and any sums so advanced shall become immediately due and payable to Lender, become part of the Secured Indebtedness, and bear interest at the Default Rate from the date of such advance. If Borrower is in Default hereunder or under the Mortgage, the Note, or any of the Collateral Loan Documents, Lender, at its option, may instead apply such amounts to the Secured Indebtedness in such priority as it may determine, with any excess held by it over the amount of the Secured Indebtedness to be returned to Borrower or any party entitled thereto without interest. The amount of the existing credit hereunder at the time of any transfer of the Premises shall, without assignment thereof, inure to the benefit of the successor-owner of the Premises, and shall be applied under and subject to all of the provisions hereof. Upon payment in full of the Secured Indebtedness, the amount of any unused credit shall be paid over to the then owner of record.

     Section 4.4 Insurance Coverages.

     (a) Borrower will keep the Improvements insured for the benefit of the Lender and Borrower under 1) "All Risk" type Property Insurance to include as a minimum the perils of fire and extended coverage. vandalism. water damage, collapse, earthquake and Law and Ordinance (demolition and increased cost of construction) coverage in an amount equal to 100% of the full insurable replacement value of the Improvements (i.e., total cost less value of and nondestructibles such as foundations, underground utilities, etc.), which replacement shall be subject to annual adjustment based on reconstruction indices published by national appraisal organizations such as Marshall & Swift or E.H. Boeckh; 2) Personal Property Insurance as required by Lender in an amount equal to 100% of the full insurable replacement value of the Personal Property; 3) Business Income Insurance in an amount equal to (i) annual net income plus continuing normal operating expenses, or (ii) one year's rental value including, but not limited to, rental income from all Leases or subleases which are assigned to Lender (and in an amount to be adjusted annually to reflect current rental values); 4) Flood Insurance in an amount equal to 100% of the full insurable replacement value unless Lender is furnished a surveyor's certificate indicating that the Premises are not located inside the special flood hazard Boundary Map (FHBM) or in Flood Insurance Rate Map (FMAI) Zones A, AE, A1-A30, AH. AO, A99, VE, V1-V30 or M); 5) Boiler and Machinery Insurance in an amount equal to 25% of the full insurable replacement value of the Improvements or One Million Dollars ($1.000,000). whichever is greater, when boilers or other pressure vessels or significant air conditioning equipment or electrical switch gear are located on Premises; and 6) Premises Liability Insurance including the Broad Form endorsement in the amount of One Million Dollars ($1,000,000) CSL (combined single limit for bodily injury and property damage) per occurrence and no policy general aggregate, or for policies containing aggregate limits, One Million Dollars ($1,000,000) each occurrence, One Million Dollars ($1,000,000) products/completed operations aggregate, Two Million Dollars ($2,000,000) general aggregate per location, and One Million Dollars ($1,000,000) personal and advertising injury aggregate. or in such amount as required in any collateralized whichever is greater, with defense appearance cost coverage and naming Lender as an additional insured. All insurance herein provided for shall be in form and content and be issued by carriers approved by Lender (minimum Best's rating of A-, V). Borrower shall deliver to the Lender all policies of insurance which insure against any loss or damage to the Premises, as collateral and further security for the payment of the Secured Indebtedness, with (i) a Standard Mortgage Clause giving Lender thirty (30) days' written notice prior to cancellation of any of said policies,
(ii) a replacement cost or restoration endorsement, (iii) a provision stating that a waiver of subrogation rights by the insured does not void coverage, and
(iv) such special endorsements as may be required by the terms of any Leases assigned as a source for repayment of the Loan. If Borrower defaults in so insuring the Premises or in so delivering the policies, Lender may at its option (but without any obligation to do so) effect such insurance from year to year, and pay the premiums therefor, and Borrower will reimburse Lender for any premiums so paid, on demand, with interest at the Default Rate from the time of payment and the same shall be deemed a part of the Secured Indebtedness. Lender, upon receipt of any money for loss or damage pursuant to such insurance, may, at its option, (a) retain and apply such monies toward payment of the Secured Indebtedness, with any excess held by it over the amount of the Secured Indebtedness to be returned to Borrower or any party entitled thereto without interest, or (b) pay such monies in whole or in part to Borrower for the repair or restoration of the Improvements or for the erection of new Improvements in their place, or for any other purpose or object satisfactory to Lender, but Lender shall not be obligated to see to the proper application of any amount paid over to Borrower. Not less than ten (10) days prior to the expiration dates of each policy required of Borrower, Borrower will deliver to Lender a paid renewal or replacement policy. Borrower shall not take out separate insurance concurrent in form or contributing in the event of loss separate from that insurance required to be maintained hereunder unless Lender is included thereon under a standard mortgagee's clause acceptable to Lender. Borrower shall immediately notify Lender whenever any such separate insurance is taken out and shall promptly deliver to Lender the policy or policies of such insurance; and SEE EXHIBIT A, ADDITIONAL PROVISIONS, SECTION A 7.

     (b) In the event of a foreclosure of the Mortgage, or deed in lieu of foreclosure or other transfer of title of the Premises in extinguishment, in whole or in part, of the indebtedness secured thereby, all right, title and interest of Borrower in and to all policies of insurance on the Premises, including any right to unearned premiums, are hereby assigned to and shall inure to the benefit of Lender or the purchaser of the Premises.
SEE EXHIBIT A, ADDITIONAL PROVISIONS, SECTION A6.

                                    ARTICLE 5
                    DAMAGE OR DESTRUCTION; INSURANCE PROCEEDS

     Section 5.1 Notice. In case of casualty to the Premises resulting in damage or destruction, Borrower shall promptly give written notice thereof to Lender.

     Section 5.2 Assignment of Insurance Proceeds; Authority to Settle Claims. Borrower hereby grants, transfers and assigns to Lender any insurance proceeds which Borrower is otherwise entitled to receive in connection with any damages to the Premises or part thereof and the same shall be paid to Lender. Borrower hereby authorizes and directs any affected insurance carrier to make payment of such proceeds directly to Lender. Provided no Default or Default Condition exists under the Note, the Mortgage, or any Collateral Loan Document, Borrower and Lender shall both have the right to participate in the settlement, adjustment or compromise of any claims for loss, damage or destruction under any policy or policies of insurance, but in the event such Default or Default Condition exists, only Lender shall have the right to settle, adjust, and compromise insurance claims. No interest shall be allowed to Borrower on any insurance proceeds paid to and held by the Lender.

     Section 5.3 Lender's Election Regarding Insurance Proceeds. The insurance proceeds shall be delivered to Lender and be applied (pursuant to the provisions of this Article) to reduction or full pay off of the Secured Indebtedness, without prepayment premium, unless Lender elects to make such proceeds available for restoration purposes. Within thirty (30) days after receipt of the written notice referred to in Section 5.1, Lender shall endeavor to advise Borrower in writing as to whether Lender elects to apply the insurance proceeds on the Secured Indebtedness or for restoration of the Premises.

     Section 5.4 Destruction. If at any time during the term of the Mortgage all or any portion of the Premises is damaged or destroyed, and if Lender elects to have all insurance proceeds applied to payment of the Secured Indebtedness, as provided in Section 5.5, but such proceeds are not sufficient to pay in full the then unpaid balance of said indebtedness, with accrued interest thereon, Borrower shall, within six (6) months days after application of such proceeds, pay such deficiency to Lender.

     Section 5.5 Application of Proceeds. If Lender elects to have the insurance proceeds applied to pay off or reduce the unpaid balance of the Secured Indebtedness, such proceeds shall, promptly after receipt by Lender, be applied by the Lender, first, to pay the actual costs, fees and expenses, if any, incurred in connection with the adjustment of the loss, and, second, to reduction or pay off of the Secured Indebtedness, without prepayment premium, with any excess held by it over the amount of the Secured Indebtedness to be returned to Borrower or any party entitled thereto without interest. If the damage or destruction is less than total, and if part of the Premises is to remain open or be reopened for business. and if such proceeds are not sufficient to pay off the Secured Indebtedness in full then such reduction shall be applied in inverse order of payment in the Note provided, and unless Lender agrees in writing, any application of such proceeds to reduction of principal shall not extend or postpone the due date of the monthly installments or change the amount of such installments as provided for in the Note. In the event of such application, Borrower shall be entitled to reamortize the payment schedule of the Note.

     Section 5.6 Restoration. If the insurance proceeds are made available for restoration by Lender in its sole discretion, Borrower shall, whether or not the insurance proceeds shall be sufficient for the purpose, restore. repair, replace, and rebuild (hereinafter referred to as "Restoration") the Premises as nearly as possible to its value, condition and character immediately prior to such damage or destruction. In such event, all insurance money paid to Lender on account of such damage or destruction, less the actual costs, fees and expenses, if any, incurred in connection with adjustment of the loss, shall be released by Lender to be applied to payment (to the extent of actual restoration performed) of the cost of the aforesaid Restoration, including the cost of temporary repairs or Restoration. If the insurance proceeds are so made available by Lender for Restoration, any surplus which may remain out of such proceeds after payment of the cost of restoration shall, at the option of Lender, be applied to the Secured Indebtedness, without prepayment premium, or be paid to any party entitled thereto and under the conditions that Lender may require. Notwithstanding the foregoing, however, so long as there is no Default and so long as Borrower is pursuing Restoration diligently, Borrower shall be entitled to receive any insurance proceeds paid out under a policy covering business interruption. Insurance proceeds released for Restoration shall at Lender's option be disbursed from time to time as such Restoration progresses or at one time upon completion of such Restoration subject to the following conditions:

     (a) Borrower is not then in Default under and no Default Condition then exists with respect to any of the terms, covenants and conditions under the Note, the Mortgage, or any of the Collateral Loan Documents, and Borrower is not then in default under any Leases of the Premises; and

     (b) if Lender has elected to disburse such proceeds at one time upon completion of Restoration, Lender shall first be given satisfactory proof that all portions of the Premises affected by the loss or damage have been fully restored in accordance with plans and specifications acceptable to Lender, free and clear of all liens, except for any liens to be satisfied from such proceeds and except for the lien of the Mortgage; and

     (c) if Lender has elected to disburse such proceeds from time to time as Restoration progresses, Lender shall first be given satisfactory proof that by the expenditure of such proceeds, the Premises will be fully restored, free and clear of all liens, except as to the lien of the Mortgage, or, if such proceeds are insufficient to restore or rebuild the Premises, Borrower shall either (i) deposit promptly with Lender funds which, together with such proceeds, shall be sufficient in Lender's sole determination to complete Restoration, or (ii) provide other assurance satisfactory to Lender that Restoration will be completed; and

     (d) in the event Borrower shall fail either to pursue Restoration diligently to completion or to complete Restoration within a reasonable time, Lender, at its option, may complete Restoration for or on behalf of Borrower and for such purpose may do all necessary acts.

     In the event any of the said conditions are not or cannot be satisfied. then Lender may apply such proceeds to payment of the Secured Indebtedness, as provided in Section 5.5. Lender no circumstances shall Lender become personally liable for the fulfillment of the terms, covenants and conditions contained in any of the Leases with respect to the matters referred to in this paragraph nor obligated to take any action to restore the Premises. Lender shall not be obligated to see to the proper application of any funds released hereunder, nor shall any amount so released or used be deemed a payment on the Secured Indebtedness.

     If any of the said conditions is not satisfied, and if Lender is unwilling to waive that condition and thereby to make such proceeds so available, Borrower shall have the right to prepay, without prepayment premium, the balance of the Secured Indebtedness that remains unpaid after application of the proceeds or awards thereto.

     Section 5.7 Payment of Deposited Funds. Upon (i) completion of all the Restoration in a good workmanlike manner and substantially in accordance with the plans and specifications therefor, if any, approved by Lender and (ii) receipt by Lender of satisfactory evidence of the character required by conditions (b) and (c) of Section 5.6 hereof, that the Restoration has been completed and paid for in full (or, if any part of such Restoration has not been paid for, adequate security for such payment shall exist in form satisfactory to Lender) and that there are no liens of the character referred to in said condition (b), any balance of the insurance proceeds at the time held by Lender shall, at Lender's option, be applied to reduce the Secured Indebtedness, without prepayment premium, or be paid to Borrower or its designee provided Borrower is not then in Default under and no Default Condition then exists with respect to any of the terms or provisions of the Note, the Mortgage, or any of the Collateral Loan Documents.

     Section 5.8 Application of Insurance Proceeds in Event of Default. If, while any insurance proceeds are being held by Lender to reimburse Borrower for the cost of rebuilding or Restoration of the Premises, Lender shall be or become entitled to. and shall accelerate the Secured Indebtedness upon the terms and conditions set forth in the Note, Lender shall be entitled to apply all such proceeds then held by it in reduction of the Secured Indebtedness and any excess held by it over the amount of the Secured Indebtedness shall be returned to Borrower or any party entitled thereto without interest.
SEE EXHIBIT A, ADDITIONAL PROVISIONS, SECTION A5.

                                    ARTICLE 6
                       EMINENT DOMAIN; CONDEMNATION AWARDS

     Section 6.1 Notice. In the event that the Premises, or any part thereof, shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by conveyance(s) in lieu of condemnation (hereinafter called collectively, "condemnation proceedings'), or should Borrower receive any notice or information regarding any such proceeding, Borrower shall give prompt written notice thereof to Lender. Borrower and Lender shall have the right to participate in any such condemnation proceedings and the proceeds thereof shall be deposited with Lender and be distributed in the manner set forth in this
Article 6. Borrower agrees to execute any and all further documents that may be required in order to facilitate collection of any award or awards and the making of any such deposit.

     Section 6.2 Assignment of Condemnation Awards. Borrower hereby grants, transfers and assigns to Lender the proceeds of any and all awards or claims for damages, direct or consequential, which Borrower is otherwise entitled to receive, in connection with any condemnation of or injury to the Premises, or part thereof, or for conveyances in lieu of condemnation, and the same shall be paid to Lender. Borrower hereby authorizes and directs any such condemning authority to make payment of such award(s) and claim(s) directly to Lender. No interest shall be allowed to Borrower on any such condemnation awards paid to and held by Lender.

     Section 6.3 Total Taking. If at any time during which any Secured Indebtedness remains unpaid, title to the whole or substantially all of the Premises shall be taken in condemnation proceedings or by agreement between Borrower, Lender and those authorized to exercise such right, Lender shall apply such award or proceeds which it receives pursuant to Section 6.2 hereof first to pay the actual costs, fees and expenses, if any, incurred in connection with the collection of the award, and second to full payment of all remaining Secured Indebtedness, without prepayment premium. and any excess award funds then remaining after payment of the Secured Indebtedness in full shall be paid to any parry entitled thereto. In the event that the amount of the award or proceeds received by Lender shall not be sufficient to pay in full the then unpaid balance of the Secured Indebtedness, with the accrued interest thereon, Borrower shall, within ten (10) days after the application of the award or proceeds as aforesaid pay such deficiency to Lender. For the purposes of this Section "substantially all of the Premises" shall be deemed to have been taken if the portion of the Premises not so taken cannot be so repaired or reconstructed as to constitute a complete, rentable structure(s) capable of producing a fair and reasonable net annual income sufficient, after the payment of all operating expenses thereof, to retire the Obligations per the terms of the Note.

     Section 6.4 Partial Taking - Lender's Election. If at any time during which any Secured Indebtedness remains unpaid, title to less than the whole or substantially all of the Premises shall be taken as aforesaid, then Lender will elect, within thirty (30) days after receipt of written notice of such taking, whether to have the proceeds of the award applied to reduction of the unpaid balance of the Secured Indebtedness, without prepayment premium, or to have such proceeds made available to Borrower for the repair and reconstruction necessary to restore the Premises. If Lender elects to have the award or proceeds applied to reduce the unpaid balance, said proceeds shall, promptly after receipt by Lender, be applied by Lender, first, to pay the actual costs, fees and expenses, if any, incurred in connection with the collection of the award. and, second, to reduction of the Secured Indebtedness, without prepayment premium, in inverse order of payments provided for in the Note, but if such proceeds are not sufficient to pay in full the then unpaid balance of said indebtedness, with accrued interest thereon, Borrower shall, within ten (10) days after application of such proceeds, pay such deficiency to Lender. If Lender elects to have the proceeds of the award used for repair and Restoration, all of the award or proceeds collected by Lender shall be applied first to pay the actual costs, fees and expenses, if any. incurred in connection with the collection of the award, and the balance shall be paid over toward the costs of demolition, repair and Restoration. substantially in the same manner and subject to the same conditions as those provided in Article 5 hereof with respect to insurance proceeds and other monies. Any balance of such award proceeds remaining in the hands of Lender after payment of such costs of demolition, repair and Restoration as aforementioned, shall be retained by Lender and applied in reduction of the Secured Indebtedness, without prepayment premium, in inverse order of payments as set forth in the Note. In the event that such costs shall exceed the net award amount collected by Lender, Borrower shall pay the deficiency, on demand.

     Section 6.5 Abandonment; Failure of Borrower to Respond to Offer, etc. If the Premises are abandoned by Borrower or if after notice to Lender arid/or Borrower that the condemnor offers to make an award or settle a claim for damages, Borrower fails to respond to the offer and fails to advise Lender within thirty (30) days of the date of such notice. then Lender is authorized to collect and apply the proceeds at the Lender's option either (a) to restore and repair the Premises as provided in Section 6.4, or lb) to the Secured Indebtedness, without prepayment premium, in inverse order of payments as set forth in the Note, with any excess held by it over the amount of the Secured Indebtedness to be returned to Borrower or any party entitled thereto without interest.

     Section 6.6 Application of Proceeds. In the event that the principal balance secured by the Mortgage is reduced under the provisions of Sections 6.3,
6.4 or 6.5 hereof, the application of such proceeds to principal shall not extend or postpone the due date of the monthly installments or change the amount of such installments as provided in the Note. Borrower shall be entitled to reamortize the payment schedule of the Note.

     Section 6.7 Expenses. In the case of any taking covered by the provisions of this Article 6, Lender shall be entitled to reimbursement from any awards or proceeds of all reasonable costs, attorneys' fees and expenses incurred in the negotiation, settlement, determination and collection of any such awards or proceeds.

     Section 6.8 Application of Condemnation Awards in Event of Default. If, while any condemnation awards or proceeds are being held by the Lender, Lender shall be or become entitled to. and shall accelerate the Secured Indebtedness upon the terms and conditions set forth in the Note, then Lender shall be entitled to apply all such condemnation awards then held by it in reduction of the Secured Indebtedness and any excess held by it over the amount of the Secured Indebtedness shall be returned to Borrower or any party entitled thereto without interest.
SEE EXHIBIT A, ADDITIONAL PROVISIONS, SECTION A5.

                                    ARTICLE 7
                              ENVIRONMENTAL MATTERS

     Section 7.1 Environmental Indemnity Agreements. Borrower shall cause itself and any other parties required by Lender, as listed in Section 2.2(e), to execute and deliver Environmental Indemnity Agreements in favor of Lender relating to hazardous and toxic substances and environmental laws as the same may affect Borrower or the Premises, such agreements to be in form and content acceptable to Lender in its sole discretion.

     Section 7.2 Entry Upon Premises. See Exhibit A, Additional Provisions, Section A9.

                                    ARTICLE 8
                              DEFAULTS AND REMEDIES

     Section 8.1 Events of Default. The occurrence of any one or more of the following events shall be considered a Default under this Loan Agreement;

          (a) Breach of Warranty. The determination by Lender that any representation or warranty made in this Loan Agreement was incorrect in any material respect as of the date thereof;

          (b) Breach of Covenant. The failure of Borrower punctually and properly to perform any covenant or agreement contained in this Loan Agreement; or

          (c) Other Documents. The occurrence of a Default by Borrower or any guarantor of the Secured Indebtedness under the Note, the Mortgage, or any other Collateral Loan Document.

     Section 8.2 Remedies. Upon the happening of any Default:

          (a) Acceleration. Lender may, at its option and subject to applicable law, declare the entire principal amount of all Obligations then outstanding, including interest accrued thereon, to be immediately due and payable without presentment, demand, protest. notice of protest, or dishonor or other notice of Default of any kind, all of which are hereby expressly waived.

          (b) Preservation of Financing. Lender may, at its option, take any action necessary to cure or prevent a default under any other tender's commitment to provide financing with respect to any or all of the Premises.

          (c) Preservation of Collateral. Lender may, at its option, take any action necessary to cure or prevent any impairment of the value or to remove any Encumbrance of the Collateral.

          (d) Appointment of Managing Agent. Without limiting the other remedies granted Lender hereunder. Lender may, at its option, require that Borrower employ a managing agent (suitable to Lender) for the Premises at Borrower's expense. See Exhibit A, Additional Provisions, Section A8.

          (e) Exercise of Remedies. Lender may, at its option, exercise all other remedies afforded Lender under the Note. the Mortgage. and the Collateral Loan Documents and all other rights afforded a creditor under applicable law or principles of equity.

     Section 8.3 Additional Amount Due After Acceleration. Upon the occurrence of any Default under the Note, the Mortgage, or any Collateral Loan Document and following the acceleration of maturity of the Secured Indebtedness, as provided in the Mortgage, there shall be due and payable, in addition to all other amounts due, the prepayment premium calculated as provided in the Note.

     Section 8.4 Remedies Not Exclusive. The rights and remedies of Lender arising under the Note, the Mortgage, and the Collateral Loan Documents shall be separate, distinct and cumulative and no such right or remedy shall be exclusive of any other right or remedy under any of such documents or at law or equity.

                                    ARTICLE 9
                            MISCELLANEOUS PROVISIONS

     Section 9.1 Right to Inspect; Right to Require Management Agent. Lender, its officers, employees or agents, shall have the right to visit and inspect the Premises at all reasonable times and as often as Lender may reasonably desire at Lender's expense unless such right is exercised during the pendency of an uncured Default. Without limiting the foregoing, Lender and its agents and consultants shall have the right to enter upon the Premises from time to time to perform the inspections, audits. etc. referred to in Section 7.2, and in addition to examine Borrower's books of record and accounts in regard to any Collateral, to take copies and extracts from such books of record and accounts, and to discuss the affairs, finances and accounts of Borrower with Borrower's respective officers. accountants and auditors. At any time during Default by the Borrower in the performance of any of the terms, covenants or provisions of the Note, the Mortgage, or any of the Collateral Documents, if the Lender (in the exercise of reasonable business judgment) determines that the management or maintenance of the Premises is unsatisfactory, then Lender shall have the right at its sole option, to require that Borrower employ a managing agent for the Premises, or replace the existing managing agent. as applicable. Such managing agent shall be selected by Borrower (with Lender's approval) and shall be employed at Borrower's expense. The exercise of the rights herein conferred upon the Lender shall not be deemed an election of remedies or exclusive of any other right or remedy available to the Lender on account of such Default, but rather shall be in addition to all such other rights and remedies. The rights granted Lender in this Section may be enforced by injunctive relief.
SEE EXHIBIT A, ADDITIONAL PROVISIONS, SECTION A8.

     Section 9.2 No Effect on Liability. Without affecting the liability of any other Person liable with respect to the Obligations and without affecting the lien or charge of the Mortgage upon any portion of the Premises not then or theretofore released as security for the Obligations, Lender may from time to time and without notice (a) release any Person so liable, (b) extend the maturity or alter any of the terms of any of the Obligations, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed, any parcel, portion or all of the Premises, (e) take or release any other or additional security for any Obligation, or (f) make compositions or other arrangements with debtors in relation thereto. No sale of the Premises shall in any way affect the liability of any party to the Note, or any Person liable or to become liable with respect to the Obligations. The defenses of impairment of Collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

     Section 9.3 Renewal, Extension or Rearrangement. All provisions of this Loan Agreement relating to Obligations shall apply with equal force and effect to each and all promissory notes executed hereafter which in whole or in part represent a renewal, extension for any period, increase, or rearrangement of any part of the Obligations originally represented by any part of such other Obligations.

     Section 9.4 No Marshalling of Assets. Lender may proceed against any Collateral and against parties liable therefor in such order as it may elect, and neither Borrower nor any surety or guarantor for Borrower nor any creditor of Borrower shall be entitled to require Lender to marshal assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

     Section 9.5 Transfer of Loan. Lender may, from time to time, in its sole discretion, and without notice to Borrower, sell the Loan or participations therein to such investors or financial institutions as it may elect. Lender may from time to time disclose to any purchaser or prospective purchaser such information as Lender may have regarding the financial condition, operations, and prospects of Borrower and any guarantor of the Secured Indebtedness.

     Section 9.6 Notices. Whenever Lender or Borrower desires to give or serve any notice, demand, request or other communication with respect to the Note, the Mortgage, or any Collateral Loan Document, each such notice, demand, request or other communication shall be in writing and shall be effective only if and when the same is (i) delivered by personal service; (ii) mailed by certified mail, postage prepaid, return receipt requested, the delivery of which shall be deemed to have occurred on the day on which such mailing is received or receipt refused, or (iii) delivered by nationwide overnight delivery service (with charges prepaid). All notices must be addressed to the following addresses:

                  LENDER

                  The Lincoln National Life Insurance Company
                  c/o Lincoln Investment Management, Inc.
                  200 East Berry Street
                  P.O. Box 2390
                  Fort Wayne, Indiana 46802
                  Attention: Loan Servicing, Financial Services, Loan No. 158156

                  BORROWER

                  RAMCO-GERSHENSON PROPERTIES, L.P.
                  27600 NORTHWESTERN HIGHWAY
                  SUITE 200
                  SOUTHFIELD, MICHIGAN 48034


     Any party may at any time change its address for such notices by delivering or mailing to the other parties hereto, as aforesaid, a notice of such change. However. nothing in this section shall be construed to require Lender to give any notice of Default or notice of intent to accelerate.

     Section 9.7 Joint and Several Liability. If Borrower consists of more than one party, then such Borrowers shall be jointly and severally liable under any and all Obligations, covenants and agreements of the Borrower.

     Section 9.8 Severability. In case any one or more of the covenants, agreements, terms or provisions in the Note. the Mortgage, or any Collateral Loan Document shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions shall in no way be affected, prejudiced or disturbed thereby, and to this end the provisions of the Note, the Mortgage, and the Collateral Loan Documents are declared to be severable.

     Section 9.9 Binding Effect; No Assignment. This Loan Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Borrower and Lender, except that Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender, which may be withheld in Lender's sole discretion. Any attempted assignment or delegation by Borrower without such required prior consent shall be void.

     Section 9.10 Entire Agreement. The Note, the Mortgage, and the Collateral Loan Documents represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein and therein. Provided, if there is a conflict among any documents executed contemporaneously herewith with respect to the Obligations, the provision most favorable to Lender shall control.

     Section 9.11 Counterparts. This Loan Agreement may be executed by counterpart signature pages, and it shall not be necessary that the signatures of all parties be contained on any one counterpart. Each counterpart shall be deemed an original, but all of them together shall constitute one and the same instrument.

     Section 9.12 Negotiated Document. The Note, the Mortgage, and the Collateral Loan Documents have been negotiated by the parties with full benefit of counsel and should not be construed against either party as author.

     Section 9.13 Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Lender a partner of Borrower for any purpose. This Loan Agreement has been executed for the sole benefit of Lender, and no third party is authorized to rely upon Lender's rights hereunder or to rely upon an assumption that Lender has or will exercise its rights under this Loan Agreement or under any document referred to herein.

     Section 9.14 Governing Law. The validity, construction and enforcement of the Note, the Mortgage, and the Collateral Loan Documents shall be determined according to the laws of Michigan, applicable to contracts executed and performed entirely within that state.

     Section 9.15 Modification Procedure. None of the Note, the Mortgage, or any Collateral Loan Document may be modified except by an instrument in writing executed by the party against whom enforcement of the change is sought. No requirement of the Note, the Mortgage, or any Collateral Loan Document may be waived at any time except by a writing signed by both parties. nor shall any waiver be deemed a waiver of any subsequent breach or Default of Borrower.

     Section 9.16 No Waiver. Failure to accelerate the maturity of the Obligations, or any portion thereof, upon the occurrence of any Default, or acceptance of any sum after the same is due, or acceptance of any sum less than the amount then due, or failure to demand strict performance by Borrower of the provisions of the Note, the Mortgage, or any Collateral Loan Document or any forbearance by Lender in exercising any right or remedy hereunder or otherwise afforded by law shall not constitute a waiver by Lender of any provision of the Note, the Mortgage, or any Collateral Loan Document nor nullify the effect of any previous exercise of any such option to accelerate or other right or remedy.

     Section 9.17 Captions. The headings or captions of the Articles. sections. paragraphs, and subdivisions of this Loan Agreement and of the Note, the Mortgage, and the remainder of the Collateral Loan Documents are for convenience of reference only, are not to be construed a part hereof or thereof, and shall not be construed as affecting the content of any such Article, section, paragraph or subdivision.

     Section 9.18 Incorporation of Exhibits. All Exhibits, if any, referred to in this Loan Agreement are incorporated herein by this reference.

     Section 9.19 Time of Essence. Tune is of the essence of this Loan Agreement, the Note, the Mortgage, and the remainder of the Collateral Loan Documents, and all dates and time periods specified herein or therein shall be strictly observed.

     Section 9.20 Gender and Number. Words used in this Loan Agreement, the Note, the Mortgage, or in the remainder of the Collateral Loan Documents indicating gender or number shall be read as context may require.

     Section 9.21 Maximum Interest Payable. None of the provisions of the Mortgage. the Note, or the Collateral Loan Documents shall have the effect of, or be construed as, requiring or permitting Borrower to pay interest in excess of the highest rate per annum allowed by the laws of the state in which the Premises are located on any item or items of indebtedness referred to herein. If under any circumstances Lender shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall, ipso facto, be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest.

     Section 9.22 Payment by any Party. Any payment made in accordance with the terms of the Note, the Mortgage, or any of the Collateral Loan Documents by any Person at any time liable for the payment of the whole or any pan of the Secured Indebtedness, or by any subsequent owner of the Premises, or by any other Person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation which at any time may be liable for such payment or may own or have such an interest in the Premises, or by any partner, limited partner, or an affiliate of any partnership which at any time may be liable for such payment or may own or have such an interest in the Premises shall be deemed, as between Lender and all Persons who at any time may be liable as aforesaid or who may own the Premises, to have been made on behalf of all such Persons.

     Section 9.23 Fee for Services Rendered. Lender further reserves the right to assess Borrower (and the latter agrees to pay) fees for services rendered by Lender and/or reasonable attorneys' fees in connection with the Loan or the Premises including but not limited to modification of any documents, matters undertaken by Lender at the request of Borrower, collection efforts regarding mortgage payments, exercising assignments of rents or leases, and foreclosure proceedings under the Mortgage or in pursuit of any remedies under the Note or under any Collateral Loan Document. Said sums shall, od notice to Borrower, become immediately due and payable to Under. If Borrower fails to make payment of fees pursuant to this Section, then such fees shall be added to the outstanding principal balance and shall bear interest at the Default Rate.

     Section 9.24 Indemnity; Lender's Expenses. Borrower agrees to indemnify, defend (with counsel satisfactory to Lender) and hold harmless Lender against any loss, liability, claim or expense, including reasonable attorneys' fees, that Lender may incur in any manner in connection with the Secured Indebtedness or the Premises. Without limiting the foregoing, if, in order to (i) sustain the lien of the Mortgage or its priority, (ii) protect or enforce any of its rights under the Note, the Mortgage, or any of the Collateral Loan Documents, (iii) recover amounts due under the Note, the Mortgage, or any of the Collateral Loan Documents, (iv) recover any of the Obligations, or (v) appear in connection with any action, suit, proceeding, hearing, motion or application before any court or administrative body in which Lender may be or become a party by reason of the Note, this Loan Agreement, the Mortgage, or any Collateral Loan Document (through the appellate level), including but not limited to condemnation, bankruptcy and administrative proceedings, as well as any of the foregoing where a proof of claim is by law required to be filed, Lender shall incur or expend any sums including but not limited to reasonable attorneys' fees, costs of title search, continuation of abstract(s), and preparation of survey; then all such sums shall on notice and demand be paid by Borrower, together with interest thereon at the Default Rate and shall be a lien on the Premises, and shall be deemed to be secured by the Mortgage. This Section shall remain in full effect regardless of the full payment of the Secured Indebtedness, the purported termination of this Loan Agreement, the delivery of the executed original of this Loan Agreement to Borrower, or the content or accuracy of any representation made by Borrower to Lender; provided, however, Lender may terminate this Section by executing and delivering to Borrower a written instrument of termination specifically referring to this Section.

     Section 9.25 JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY IRREVOCABLY SUBMITS TO PERSONAL JURISDICTION IN MICHIGAN AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN FOR THE ENFORCEMENT OF BORROWER'S OBLIGATIONS HEREUNDER, UNDER THE NOTE, THE MORTGAGE, AND THE COLLATERAL LOAN DOCUMENTS. AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN MICHIGAN FOR THE PURPOSES OF LITIGATION TO ENFORCE SUCH OBLIGATIONS. FURTHERMORE, TO THE EXTENT PERMITTED BY APPLICABLE LAW. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OF THE PAPERS ISSUED THEREIN AND AGREES THAT SERVICE MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT THE ADDRESS SET FORTH HEREIN.

     Section 9.26 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE, IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, THE NOTE, THE MORTGAGE, ANY COLLATERAL LOAN DOCUMENT, OR ANY OTHER MATTERS RELATING THERETO.

     Section 9.27 Additional Provisions. The terms, conditions and provisions of this Agreement are subject, in all respects, to the additional sections, if any, set forth on Exhibit A attached hereto and incorporated herein by this reference.

     IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be executed and delivered under seal as of the day and year first above written.

                                      THE UNDERSIGNED ACKNOWLEDGE
                                      A THOROUGH UNDERSTANDING OF
                                      THE TERMS OF THIS LOAN
                                      AGREEMENT AND AGREE TO BE
                                      BOUND HEREBY.

                                      BORROWER:


Signed in the presence of:            RAMCO-GERSHENSON PROPERTIES, L.P., a
                                      Delaware limited partnership

 /s/ Gloria Wallick
------------------------------        By: Ramco-Gershenson Properties, Trust, a
Printed Name: Gloria Wallick          Massachusetts business trust
              ----------------            General Partner


/s/ Cynthia Wallick                       By: /s/ Dennis Gershenson
------------------------------                ----------------------------------
                                              Dennis Gershenson
Printed Name: Cynthia Wallick                 President
              ----------------

                                      LENDER:

                                      THE LINCOLN NATIONAL LIFE INSURANCE
                                      COMPANY, an Indiana corporation

                                      By: Lincoln Investment Management, Inc.,
                                            Attorney-in-Fact

                                      By: /s/ Lawrence T. Kissko
                                          --------------------------------------
                                          Lawrence T. Kissko
                                          Title: Vice President

                                    EXHIBIT A
                     Additional Provisions to Loan Agreement


     The following shall be included in the Loan Agreement, and to the extent that there is any inconsistency between the text of the Loan Agreement and the language hereof, the provisions set forth in this Exhibit shall control:

     Section Al. Additional Loan Documents. The following additional documents shall be included within the Collateral Loan Documents (as defined in Article
1):

              (a) That certain Limited Guaranty made by Ramco-Gershenson Properties Trust ("Guarantor") dated December 17, 1997;

              (b) That certain Assignment of leases. Rents and Profits. of even date herewith, made by Borrower in favor or Lender; and

              (c) That certain Assignment of Contract Documents, Permits, Licenses and Management Agreement and Security Agreement, of even date herewith, made by Borrower in favor of Lender.

     Section A2. Borrower's Authority. Borrower and the persons executing this Loan Agreement on behalf of Borrower represent and warrant to Lender that Borrower is a duly formed and validly existing limited partnership and has qualified, to the extent necessary, in the state or states in which the Real Property is located, and in all other jurisdictions in which Borrower owns property or conducts business, and has full power and authority to borrow the loan proceeds and to execute and deliver the Note, the Mortgage, and the Collateral Loan Documents, and to perform all of the obligations of Borrower under the Note, the Mortgage, and the Collateral Loan Documents.

     Section A3. No Personal Liability for Debt. Notwithstanding any provision of this Loan Agreement. Note, Mortgage, or Collateral Loan Documents to the contrary. the terms and provisions set forth in Section Al of Exhibit A to the Note are incorporated herein by this reference and shall supersede any inconsistent provision in the Note, Mortgage. or any of the Collateral Loan Documents.

     Section A4. Financial Statements. In addition to the statements to be delivered pursuant to Section 3.10:

     Borrower shall submit to Lender on a semi-annual basis (no later than September 30 and March 31 of each year), tenant sales information, in form and content satisfactory to Lender, for all tenants that are required to report sales under the terms of their leases.

     The Borrower shall cause Guarantor to furnish to the Lender copies of all those quarterly and annual reports Guarantor is required to rile with the Securities and Exchange Commission. including but not limited to 10-K's and 10-Q's. All such reports shall be certified to be true and correct by a properly authorized officer, partner or other party of the Guarantor. and shall be delivered to Lender within thirty (30) days following the filing of such reports.

     Section A5 Availability of Insurance and Condemnation Proceeds. Notwithstanding any provision of Sections 4.4, 5.3. 5.6(b) and 6.4 of this Loan Agreement to the contrary. Lender agrees to make available insurance proceeds for Restoration, or condemnation proceeds for repair and reconstruction, as the case may be, subject to the following conditions:

         (a) That the Borrower is not then in Default and no Default Condition then exists;

         (b) None of the major leases in the Premises shall have been terminated as a result of such destruction or condemnation. and the Premises shall not have substantially changed in character as a result of any leases which shall have been terminated;

         (c) Payout of such proceeds shall be pursuant to reasonable construction payout arrangements established by Lender and at the Sole Cost and expense of Borrower;

         (d) Sufficient funds are available from either such condemnation or insurance proceeds or from funds provided by Borrower to complete such Restoration or repair and reconstruction;

         (e) In the case of insurance proceeds, the aggregate amount of the estimated cost to complete such Restoration shall not exceed 90% of the then outstanding principal balance of the Loan; or in the case of condemnation proceeds, the applicable taking comprises less than 10% of the Premises:

         (f) In Lender's judgment such Restoration or such repair and reconstruction. as the case may be, can be completed on or before a date which is 12 months prior to the maturity date of the Loan; and

         (g) Lender shall have received evidence satisfactory to it that upon completing such Restoration or such repair and reconstruction. as the case may be, the Premises will generate sufficient cash flow to service the Loan at a ratio of 1.4 to 1.

      Section A6. Self-Insurance by Tenants. Notwithstanding the provisions of Section 4.4. it is understood that any other tenant that has a credit rating of no less than BBB, as periodically determined by Standard & Poors, or a similar rating by an equivalent rating agency ("Self-Insuring Tenant") may elect to "self-insure" property and/or liability insurance under the terms of its lease agreement. This is acceptable to Lender as long as such tenant acknowledges and agrees to the following:

              (a) Each Self-Insuring Tenant will execute a letter to Lender confirming that such tenant has elected to self-insure pursuant to its lease;

              (b) Each Self-Insuring Tenant will furnish to Lender a statement of such tenant's net worth, upon written request by Lender, if, at any time, it is not a publicly held company;

              (c) If, at any time, (i) a Self-Insuring Tenant's credit rating falls below BBB, as described in the first paragraph, for more than one (1) year, or (ii) if the Indiana Insurance Commissioner challenges or objects to its being self-insured, Borrower will obtain policies of insurance as required hereunder and will provide certificates of insurance; and

              (d) As each Self-Insuring Tenant may elect to self-insure, Lender will be relying on the credit of such tenant and, accordingly, all arrangements regarding self-insurance must involve the credit of and obligations of such tenant, all in a manner satisfactory to Lender.

     Section A7. Insurance Coverages. The following is added to the end of
Section 4.4(a):

     In satisfaction of the foregoing requirements, Lender will accept (a) a Certificate of (blanket) Insurance relating to liability coverage, and (b) evidence of blanket coverage insurance with appropriate endorsements, as to all other coverage required hereunder.

     Section A8. Installation of New Management. Lender agrees not to exercise its right under Section 8.2(d) or 9.1 to require new management until forty-five
(45) days have elapsed following the earlier to occur of (a) a Default or (b) a Default Condition.

     Section A9. Entry Upon Premises. In the event of either (a) a Default, or
(b) a breach of any provision of Section 3 of the Environmental Indemnity Agreement, upon reasonable prior notice (except that prior notice shall not be required in case of emergency), Lender, its agents and constituents shall have the right to enter upon the Premises from time to time to perform such environmental inspections, audits, tests and site assessments as Lender deems necessary, and all costs incurred by Lender shall be reimbursed according to the Environmental Indemnity Agreement.

     In all other cases, upon five (5) days' prior notice (except in the case of emergency or if prior notice is not practicable), Lender and its agents and consultants shall have the right to enter upon the Premises from time to time to perform such environmental inspections, audits, tests and site assessments as Lender deems necessary, provided that in such event, said inspections, audits. tests and site assessments shall be at Lender's expense, and said entry shall be reasonably coordinated with Borrower and/or its agents so as to minimize interference with the affairs of Borrower and its tenants.

     Section A10. Letter of Credit.

     (a) Simultaneously with the execution hereof, Borrower has delivered to Lender that certain $500,000.00 Irrevocable Letter of Credit No. 50061742 dated December 17, 1997 and having an expiration date of December 21, 1998 (the "Letter of Credit") issued by BankBoston, N.A. ("Bank") to Lender as additional security for the Loan.

     (b) The Letter of Credit issued to Lender is, and any renewals or replacements thereof shall be clean. unconditional and irrevocable and in form satisfactory to Lender, payable on Lender's sight draft thereon without any conditions and without requiring any accompanying documentation other than the Letter of Credit itself. The Letter of Credit shall not be a "Standby" letter of credit.

     (c) The initial Letter of Credit shall expire no sooner than twelve (12) months from the date hereof. If and so long as all or any portion of the Secured Indebtedness remains outstanding, the Letter of Credit must be satisfactorily renewed or replaced with replacement letters of credit meeting all of the above requirements except that the expiration date shall be no less than twelve (12) months from the date of issuance. Such renewal or replacement letters of credit must be in Lender's hands no later than thirty (30) days prior to the expiration of the then current letters of credit. Borrower shall be responsible for obtaining such renewal or replacement Letter of Credit at its sole expense. Failure to renew the Lender of Credit in accordance with the foregoing will entitle Lender to present the Letter of Credit for payment and apply the proceeds to repayment of the Secured Indebtedness without repayment premium.

     (d) Borrower understands that Lender is relying upon the financial condition of Bank as a primary inducement to Lender to consummate the transactions contemplated herein. In the event Moody's rating on Bank's long term senior debt becomes less than BBB while the Letter of Credit is outstanding, Lender may notify Borrower of such fact, and Borrower shall have twenty (20) days from the date of such notice within which to either (i) secure the Letter of Credit with additional collateral acceptable to Lender in its sole discretion; (ii) provide a substitute letter of credit in the same form as the Letter of Credit but issued by a banking institution reasonably satisfactory to Lender having its senior long term debt rated at least BBB by Moody's or equivalent rating service; or (iii) have the Letter of Credit confirmed by a banking institution reasonably satisfactory to Lender having its senior long term debt rated at least BBB by Moody's or equivalent rating service. Failure to do one of the foregoing within such time shall constitute a Default hereunder and shall entitle Lender to present the Letter of Credit for payment at any time after such Default.

     (e) So long as no Default or Default Condition has occurred upon the occurrence of the rent commencement date, when Pep Boys (or another tenant acceptable to Lender (in its sole discretion) begins paying rent on the space currently referred to as "Major D" on the site plan of the Premises pursuant to a ground lease acceptable to Lender in its sole discretion, with minimum 15 year term at an annual net rent of at least $65,000 (or other terms satisfactory to Lender in its sole discretion), the Letter of Credit shall be released upon delivery to Lender of an estoppel certificate from the applicable tenant, in form and content acceptable to Lender in its sole discretion.

     (f) In the event that Borrower fails to qualify for release of the Letter of Credit within twelve (12) months from the date hereof, then Lender shall have the right (but not the obligation) to present the Letter of Credit for payment, and any amounts drawn under the Letter of Credit and applied to principal outstanding under the Note shall not be subject to the prepayment premium described in the Note. In the event of a Default, in addition to any or all of its other remedies contained in the Note, the Deed of Trust, this Loan Agreement, or any other Collateral Loan Document. Lender shall have the right (but not the obligation) to present the Letter of Credit for payment and apply the proceeds to the Secured Indebtedness, and such application shall be subject to the prepayment premium set forth in the Note.

     Section A11. Extent of the Recourse Obligations. All persons having any claim against the Ramco-Gershenson Properties Trust (the "Trust") hereunder or in connection with any matter that is the subject hereof shall look solely to the trust assets of the Trust, and in no event shall such obligations of the Trust be enforceable against any shareholder, trustee, officer, employee or agent of the Trust personally.

     This Exhibit shall not be binding and shall have no force and effect, unless executed by both of the parties to the Loan Agreement below:

                                        THE UNDERSIGNED ACKNOWLEDGE A
                                        THOROUGH UNDERSTANDING OF THE TERMS
                                        OF THIS LOAN AGREEMENT AND AGREE TO
                                        BE BOUND HEREBY.


Signed in the presence of:              RAMCO-GERSHENSON PROPERTIES, L.P., a
                                        Delaware limited partnership
   /s/ Gloria Wallick
   ---------------------------          By:  Ramco-Gershenson Properties Trust a
Printed Name:   Gloria Wallick               Massachusetts business trust
                --------------               General Partner



    /s/ Mitch Meisner                            By: /s/ Dennis Gershenson
    --------------------------                       ---------------------------
Printed Name:    Mitch Meisner                       Dennis Gershenson
                 -------------                       President


                                        LENDER:

                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                        COMPANY, an Indiana corporation

                                        By: Lincoln Investment Management.
                                            Inc., Attorney-in- Fact


                                            By: /s/ Lawrence T. Kissko
                                                ---------------------------
                                                    Lawrence T. Kissko
                                                    Title:   Vice President
                                                          ---------------------